UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 4, 2005
Dex Media West LLC
(Exact name of registrant as specified in its charter)

Delaware	333-112694	25-1903487
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)	Identification No.)

198 Inverness Drive West, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)
(303) 784-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations & Financial Condition.
     On August 4, 2005, Dex Media, Inc., the indirect parent of the registrant, issued a press release regarding its financial results for the quarter ended June 30, 2005. A copy of such press release is attached hereto as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     99.1 Press release dated August 4, 2005 entitled “Dex Media, Inc. Reports Solid Second Quarter 2005 Results; Reports Publication Sales for First Time.”

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant, Dex Media West LLC, has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: August 4, 2005

DEX MEDIA WEST LLC

By:	/s/ ROBERT M. NEUMEISTER, JR.

Robert M. Neumeister, Jr.
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 4, 2005 entitled “Dex Media, Inc. Reports Solid Second Quarter 2005 Results; Reports Publication Sales for First Time.”

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